Exhibit 99.1
2008 Annual Stockholder Meeting Barry D. Quart, PharmD President & Chief Executive Officer May 22, 2008

Safe Harbor Statement Statements contained in this presentation regarding matters that are not historical facts are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Ardea's goals, its preclinical and clinical trial plans, timelines and milestones, its expectations about the size of its markets and commercial potential of its compounds, expected results of future clinical trials, expected properties of compounds under development, financial position, cash usage, licensing and partnering opportunities, liquidity and anticipated milestones. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the outcomes of preclinical and clinical trials, risks related to regulatory approvals, delays in commencement of preclinical and clinical tests and costs associated with internal development and business development activities. These and other risks and uncertainties are described more fully in Ardea's most recently filed SEC documents, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings "Risk Factors." All forward- looking statements contained in this presentation speak only as of the date of this presentation, and Ardea undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof or otherwise. 2

Investment Highlights Five NCEs in clinical trials by end of 2008 Clinical results during 2008: Phase 2a HIV results with RDEA806 Phase 1 inflammatory cytokine lowering with RDEA119 Phase 2 gout results with RDEA806 Phase 1 uric acid lowering with RDEA594 Phase 1 advanced cancer patients with RDEA119 Addressing multi-billion-dollar markets HIV Gout Cancer Inflammatory diseases Multiple partnering opportunities 3

Pipeline Addresses Major Markets RDEA806 RDEA427 RDEA806 RDEA119 RDEA119 RDEA436 Discovery Preclinical Phase 0/1 Phase 2 Phase 3 NNRTI for HIV NNRTI for HIV Gout MEKI for Cancer MEKI for Inflammation MEKI for Cancer/Inflammation 4 Gout RDEA594

HIV Market Opportunity Over $8 billion mature market focused on safety and convenience Highest success rate in Phase 3 of any class Three primary classes of therapies: 10 approved protease inhibitors (PIs) 12 nucleosides (NRTIs; single agents and combinations) Only 4 approved non-nucleosides (NNRTIs) One not actively promoted Efavirenz (Sustiva(r), Bristol-Myers Squibb) Current first-line treatment leader >$1 billion in annual sales worldwide Challenges: >10% of patients have unacceptable side effects (CNS, metabolic, etc.) Significant drug interactions Reproductive toxicity Unusual imbalance in approved HIV drugs = excellent opportunity 5

RDEA806 vs. Target Product Profile

From preclinical through Phase 2a results to-date, RDEA806 appears to be a good candidate to meet the desired Target Product Profile

- ✓ Highly active against efavirenz-resistant strains
- ✓ High genetic barrier to resistance
- ✓ Better safety profile than efavirenz (or competitors)
  - ✓ Reduced CNS toxicity (no abnormal dreams or significant dizziness)
  - ✓ Improved lipid profile (does not increase cholesterol or triglycerides)
  - ✓ No significant QTc prolongation in ~100 people exposed to the drug
- ✓ Easy to formulate in combination pill
- ✓ Long half-life
  - ✓ 10-13 hrs for possible once daily dosing
- ✓ Can be used in combination with current drugs with reduced concern for significant drug interactions
  - ✓ Limited metabolism by CYP450
  - ✓ No significant inhibition or induction of CYP450
- ✓ No reproductive toxicity, so safer for women

6
Ardea Biosciences

Phase 2a ART Naive Proof-of-Concept Study Study RDEA806-201 ART-Naive Monotherapy Primary Endpoint Change from baseline in plasma VL Secondary Endpoints VL decay rate, CD4 and CD8 changes, PK/PD, safety, tolerability, genotypic and phenotypic resistance Location EU: Moyle (UK), Stoehr (Germany), Rieger (Austria) Study Population Male HIV-infected patients ART-naive or < 2wks prior therapy without resistance HIV VL > 5,000 copies/mL, with CD4 > 200/> 350 cells/mm3 Duration 7 days treatment # Patients 9 active: 3 placebo per cohort Planned Doses Cohort 1: 400 mg Capsules BID (10/12 patients) Cohort 2: 600 mg Capsules QD (8/12 patients) Cohort 3: 800 mg Enteric-Coated Tablets QD Cohort 4: 1000 mg Enteric-Coated Tablets QD 7

Study RDEA806-201:
Mean Viral Load Change Preliminary Results


0
-0.5
-1
-1.5
-2
-2.5
0
1
2
3
Days
4
5
6
7
8
9
Mean Change in Log10 Viral Load
RDEA806 400 mg BID (n=8)
RDEA806 600 mg QD (n=6)
Raltegravir 400mg BID (n=6)*
Placebo Adjusted
Percent < 400 copies
RDEA806 400mg BID – 50%
RDEA 806 600mg QD – 50%
Raltegravir 400mg BID – 50%
(Day 10)*

*Markowitz M, et al . J Acquir Immune Defic Syndr 2006;43:509–515

8

Ardea Biosciences

Preliminary Safety Results

- No serious adverse events
- No clinically significant laboratory abnormalities
- No discontinuations
- No typical NNRTI side effects:
  - No abnormal dreams
  - No drug-related rash
  - No ECG-related adverse events

	RDEA806 (n=14)			Placebo (n=4)	
	n	(%)		n	(%)
Patients with any drug-related adverse experiences	3	21		3	75

9
Ardea Biosciences

Tablet Size Comparisons with Marketed Products


123
SUSTIVA
TMC125

RDEA806 EC Tablet 200 mg	ATRIPLA™ 600/200/300 mg	SUSTIVA® 600 mg	INTELENCE™ 100 mg
80% Drug	67% Drug	50% Drug	12.5% Drug

10
Ardea Biosciences

Phase 2b ART Naive Dose Response Efficacy Study

Study	RDEA806-202 Naïve Dose Response Study
Study Start	3Q08
Primary Endpoint	Proportion of patients with Plasma VL < 50 copies/mL
Secondary Endpoints	VL decay rate, CD4 and CD8 changes, PK, PK/PD, safety, tolerability, genotypic and phenotypic resistance
Location	International
Study Population	Male or non-pregnant, non-breast feeding females ART naïve without resistance HIV VL > 5,000 copies/mL
Duration	Primary analysis at 24 weeks to assess doses for Phase 3
# Subjects	Approximately 200
RDEA806 Doses	RDEA806 enteric coated tablets: doses to be determined
Comparator	Efavirenz 600 mg qd
Background Treatment	Truvada (tenofovir/emtricitabine)

11
Ardea Biosciences

12 RDEA427 has Broad Spectrum Activity Against the Most Prevalent NNRTI-Resistant Viruses 40% human serum Different structural class than RDEA806 Broad spectrum coverage of resistant strains

RDEA427 Phase 0 Micro-dose Study Study No. Brief title RDEA900-001 NNRTI Exploratory IV Micro-dose Study 1^ Endpoint Pharmacokinetics of parent and metabolites using accelerator mass spectrometry (AMS) technology 2^ Endpoints None Location/# Sites UK/ 1 site Study Population Male Healthy volunteers 18-40 yrs Body mass index (BMI) between 20 to 25 kg/m2 Duration Single dose with follow-up for 4 days # Subjects 4 Blinding Open-Label Doses 100 µg of [14C]-RDEA427 (~100 nCi of radioactivity) Dose 1820-fold lower than the estimated pharmacologically active dose of RDEA427 and at least 100-fold lower than a dose that might produce toxicity in humans based on animal data. Dose Form, Strength Intravenous solution 13

RDEA427 and Active Metabolite have Long Plasma Half-lives in Humans Time (hr) 10 100 1000 10000 0 10 20 30 40 50 60 70 80 14C RDEA427 Predominately active metabolite Mean t1/2 = 80.6 hr RDEA427 Mean t1/2 = 40.4 hr 14

Gout Unmet Medical Need About the Indication Painful and debilitating disease Inflammation Disfiguring nodules (tophi) Attacks of severe pain (flares) Kidney damage (nephropathy) Caused by abnormally elevated levels of uric acid Increasing incidence and severity in U.S. (3-5M) Early onset, especially in males Potentially related to obesity ~90% of patients are "under- excretors" of uric acid Serum uric acid is accepted surrogate marker for registration Treatment Landscape Safer, more effective gout therapies needed No new approved drugs in the US for hyperuricemia in over 40 years Standard of Care: Allopurinol Treatment for 95% of patients 21% of patients achieved target reduction in uric acid with a standard dose in a controlled study1 Serious adverse events in 8%1 Rash in ~2%1 Major allopurinol hypersensitivity syndrome is rare, but has ~25% mortality2 1. N Engl J Med 2005; 353:2450-61 2. BMJ 2005;331;623-624 15

Urate Handling in the Nephron

~100% of uric acid is initially filtered through glomerular filtration


Proximal Tubule
URAT1
~99%
Reabsorption
Secretion (~50%)
Reabsorption (~10% fine tuning)
Excretion:
Normally ~10-12%
of Filtered Load

16

Enomoto; Urat1 identification in Nature May2002
D Levinson & L Sorensen; Renal Handling of Uric Acid

Ardea Biosciences

RDEA594, a RDEA806 Metabolite, is Believed to be Responsible for Uric Acid Lowering


~100% of uric acid is initially filtered through glomerular filtration
RDEA594
URAT1
<99%
Reabsorption
Proximal Tubule
Secretion (~50%)
Reabsorption (~10% fine tuning)
Increased Excretion

17

Enomoto; Urat1 identification in Nature May2002
D Levinson & L Sorensen; Renal Handling of Uric Acid

Ardea Biosciences

RDEA806 Significantly Reduced Serum Uric Acid in Phase 1 MAD Study 1 0.5 0 -0.5 -1 -1.5 -2 -2.5 Day 0 Day 3 Day 7 Day 10/14 Follow-up Change in SUA (mg/dL) Treatment Day Placebo 500 mg bid 400 mg MR bid 300 mg bid -3 * * * * * * * * * * p<0.001 18

Significant Correlation Between Reduction and Baseline Serum Uric Acid Values Last Day of Dosing Change in SUA (mg/dL) Baseline Serum Uric Acid (mg/dL) 0.00 -0.50 -1.00 -1.50 -2.00 -2.50 -3.00 -3.50 0.00 1.00 2.00 3.00 4.00 -4.00 5.00 6.00 7.00 8.00 p=0.004 SUA > 6.8 mg/dL = hyperuricemia Serum UA reduction in two patients with hyperuricemia was the largest in the study; on the last day of dosing, every patient met the regulatory criteria of SUA <6 mg/dL 19

Profile of RDEA594 Inhibits the URAT1 renal transporter, without significant antiviral activity Reduction in uric acid observed in Phase 1 and Phase 2a studies correlated with RDEA594 plasma concentrations Is a metabolite of RDEA806 in man and most of the animal species used in toxicology studies High drug levels observed with oral dosing of RDEA594 in animals: Oral dosing in monkeys produced >10 times the plasma levels compared to oral dosing with RDEA806 20

Next Steps in Gout Initiate small Phase 2 study with RDEA806 in 1H08 to demonstrate activity in target patient population: Patients with hyperuricemia and a history of gout Initiate Phase 1 study with RDEA594 in 2H08 All further gout studies will be conducted with RDEA594 Continue chemistry efforts to identify a back-up compound for RDEA594 in 2008 21

Competitive Landscape Allopurinol 40 year old generic xanthine oxidase inhibitor, with limited efficacy and safety issues Febuxostat (TAP) 2nd generation xanthine oxidase inhibitor (more specific than allopurinol) Still in Phase 3 in the US due to safety concerns (has been associated with serious cardiovascular adverse events in clinical trials) Puricase (Savient) IV infusion of PEG-modified recombinant pig uricase for treatment of severe gout that is refractory to conventional therapy Uricase breaks down serum uric acid to easily excreted allantoin Phase 3 data released 22

The Age of Targeted Cancer Treatments Nexavar MEK Ras Raf c-Myc Herceptin, Erbitux Proliferation Angiogenesis Differentiation Apoptosis cPLA2 PDE4 MNK1/2 Elk-1 MAPKAPK1/3 ARRY-142886 (Ph 2) XL518 (Ph 1) RDEA119 (Ph 1)* RTK Bcl-2 Mcl-1 c-Jun Tarceva GF ERK2 ERK2 23 *Only MEK inhibitor in clinic without large pharma partner

RDEA119 is Potent, Highly Specific MEK Inhibitor MEK1/2 Enzyme IC50 17-50 nM Cellular pERK EC50 2.5-8.7 nM* >100-fold selectivity in kinase panel of 205 enzymes at 10 µM** *Cell lines: Colo205, A375, A431, HT-29 ** In-house data 1 6 11 16 21 26 31 0 20 40 60 80 100 1 6 11 16 21 26 31 MEK1 & MEK2 MEK1 & MEK2 0 20 40 60 80 100 Ron SRC RDEA119 PD-325901 (Pfizer) % Inhibition 24

25 PD325901 RDEA436 RDEA119 RDEA119 and RDEA436 have Low Brain Exposure tumor lung brain % Inhibition of pERK Single 10 mg/kg dose of MEK inhibitor

RDEA119 Inhibits Tumor Volume 0 10 20 30 40 Tumor volume (mm3) Days Vehicle RDEA119 25mg/kg RDEA119 50mg/kg RDEA119 100mg/kg 1200 1000 800 600 400 200 0 Dosing Period Preclinical colon cancer Xenograft model 26

Phase 1 Advanced Cancer Study Design

Study	RDEA119
Primary Endpoint	Safety, tolerability, PK
Secondary Endpoints	Pharmacodynamic (PD) measures: pERK, Ki67, Nras, Kras and Braf mutations; Antitumor activity by CT scan
Location	Von Hoff (Arizona), Weekes (UCHSC), Adjei (Roswell Park)
Study Population	Advanced cancer patients, all-comers until DLT reached, then expanded group of patients with specific tumors based on preliminary results: colon CA, melanoma, pancreatic CA, hepatocellular CA, or medullary thyroid CA
Duration	28-day cycles without breaks between courses
# Patients	~40 patients to reach DLT; expanded cohort will enroll an additional 15-20 patients
Timing	In dose escalation phase @ 6 mg/day

DLT = dose-limiting toxicity

27

Ardea Biosciences

28 28 Target plasma levels for optimal efficacy from xenograft results RDEA119 Plasma Levels Following Single Oral Doses in Cancer Patients T1/2 = 16-26 hours Pharmacologically Active Range

RDEA119 Inhibits Cytokine Production in Ex Vivo Stimulated Whole Human Blood Whole human blood treated with 12-O-tetradecanoylphorbol-13- acetate (TPA) in presence of RDEA119 for 24h at 37^C - 5% CO2 29

Preclinical models of inflammation and arthritis where RDEA119 has demonstrated activity: Rat paw edema model Monosodium urate-Induced inflammatory cytokine production in human THP-1 Cells Collagen-induced arthritis in mice and rats (2008 EULAR) Adjuvant induced Arthritis (2008 EULAR) Pristane-induced arthritis in rats (2008 EULAR) Preclinical models of inflammatory bowel disease where RDEA119 has demonstrated activity: Trinitrobenzene sulfonic acid (TNBS)-induced colitis in mice (2008 DDW) Dextran sulfate sodium (DSS)-induced colitis in mice (2008 DDW) DSS-induced chronic colitis in mice (ongoing) Animal Models of Inflammatory Disease 30

RDEA119 Phase 1 PK/PD Inflammation Biomarker Study

Study No. Brief title	RDEA119-102 Ascending Dose - Food Effect Biomarker Study
1º Endpoint	Safety and Tolerability
2º Endpoints	PK, PD (pERK, TNF α, IL-6, and IL-1 β), food effect
Location/# Sites	US/ 1 site
Study Population	• Male and females of non-child-bearing potential • Healthy volunteers • 18-55 yrs
Duration	Up to 6 single dose cohorts, separated by a week Up to 3 multiple dose cohorts dosed 7 days, separated by a week
# Subjects	4:1 active:placebo - up to 6 single dose cohorts 6:2 active:placebo - up to 3 multiple dose cohorts
Blinding	Double-Blind
Doses	Single doses of 2, 6, 12, 25, 40 mg completed Single dose food effect crossover with 25 mg completed Multiple doses qd (tbd from single-doses)

31
Ardea Biosciences

Financial Position Summary Statement of Operations (In thousands, except per share data) Three Months Ended March 31, 2008 Revenue Operating expenses Interest and other income $260 $13,377 $742 NET LOSS $(12,375) NET LOSS PER SHARE $(0.93) 14.8 million common shares outstanding We expect to use $45-$50 million to fund operations in 2008 Ended 1Q08 with $56 million in cash versus $66 million at year end Independent of revenue from future collaborations, we have sufficient cash and revenue to last through 1Q09 Multiple partnering opportunities Condensed Balance Sheet Data (In thousands) March 31, 2008 Dec. 31, 2007 Cash and equivalents Total assets Total stockholders' equity $56,164 $59,368 $52,839 $66,215 $67,649 $63,739 32

Near-Term Anticipated Milestones

Drug Candidate	Event	Date
HIV		
RDEA427 (2nd Gen NNRTI)	FIH micro-dosing / human PK data	1Q08 ✓
RDEA806	Phase 2a results (PoC)	1Q08 ✓
RDEA806	Phase 2b start	3Q08
RDEA427	Phase 1 start	2H08
Gout		
RDEA806	Phase 2 start	2Q08
RDEA594	Phase 1 start	2H08
RDEA806	Phase 2 results (PoC)	2H08
RDEA594	Phase 1 results	2H08
Cancer - Inflammation		
RDEA436 (2nd Gen MEKI)	FIH micro-dosing / human pk data	1Q08 ✓
RDEA119	Phase 1 inflammation program start	1Q08 ✓
RDEA436	Phase 1 start	2H08
RDEA119	Phase 1 results (PoC)	2H08
RDEA119	Phase 2 cancer combination start	2H08

33
Ardea Biosciences

NASDAQ: RDEA